UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) April 26, 2005

TEMPUR-PEDIC INTERNATIONAL INC.

(Exact Name of Registrant as Specified in Its Charter)

Delaware	001-31922	33-1022198
(State or other jurisdiction of incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

1713 Jaggie Fox Way

Lexington, Kentucky 40511

(Address of principal executive offices) (Zip Code)

(800) 878-8889

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

On April 26, 2005, Tempur-Pedic International Inc. amended its Amended and Restated By-laws, (i) by amending Article II, Section 2.7 to provide that stockholder records to be maintained at Tempur-Pedic International Inc.’s principal place of business for 10 days prior to the annual stockholders’ meeting instead of at the site of the annual meeting, and (ii) by amending Article VI, Section 6.2, Paragraph 1 to clarify the procedures by which electronic and facsimile notice may be given to directors. A copy of the Amended and Restated By-laws adopted effective as of April 26, 2005 is attached hereto as Exhibit 99.1 and incorporated herein by this reference.

Item 9.01. Financial Statements and Exhibits

(c) Exhibits

Exhibit	Description
99.1	Amended and Restated By-laws of Tempur-Pedic International Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 2, 2005

Tempur-Pedic International Inc.

By:	/s/ Robert B. Trussell, Jr.
Name:	Robert B. Trussell, Jr.
Title:	Chief Executive Officer

EXHIBIT INDEX

Exhibit	Description
99.1	Amended and Restated By-laws of Tempur-Pedic International Inc.